Putnam
Global Equity
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Global Equity Fund's ability to invest across a wide band of the world's stock markets is one of its strengths. The feature also presents a daunting challenge for your fund's management team as it searches far and wide for promising investments. Such a tour de force would hardly be possible without the depth and breadth of Putnam's research capability.

However, even such impressive resources cannot make much headway against the turbulence that has rocked the world's equity markets during the past year. Past performance, of course, should never be taken as an indication of future results. But in our opinion, a more reliable gauge of the fund's potential might be seen in the fine returns it has posted since its introduction in 1994.

In the report that follows, your fund's management team reviews the market strategy and investment results for the fiscal year ended
February 28, 2001. The managers also discuss the fund's potential strengths and challenges as it enters fiscal 2002.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
April 18, 2001

REPORT FROM FUND MANAGEMENT

Michael K. Arends
Omid Kamshad
Justin M. Scott
Michael P. Stack
Paul C. Warren
Shigeki Makino

Since we last updated you on the performance of Putnam Global Equity Fund at the end of August 2000, the onset of a global economic slowdown has been confirmed by a variety of reports over several months. The United States experienced a rapid deceleration, though not an official recession. Japan has also experienced a setback. Europe has been more resilient, but equities there, as in other regions, have nonetheless suffered from mounting pessimism. Generally speaking, global markets have reacted rapidly and in great magnitude to these conditions. A central problem remains corporate earnings in the technology sector, which had provided leadership to many markets but have deteriorated as corporations have cut back on capital expenditures. Amid a broad decline in global markets, your fund also lost ground, but its diversification and investment strategy again proved to be important tools for countering risk.

Total return for 12 months ended 2/28/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
  -22.20% -26.68%  -22.76% -26.01%  -22.68% -23.33%  -22.61% -25.31%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* STOCK SELECTION EMPHASIZED DEFENSIVENESS

With a global mandate, we can choose from the broadest array of stocks in the United States, Europe, Japan, as well as from smaller markets in Asia and Latin America. We analyze market and sector conditions in building the portfolio, but the primary element in our stock selection is a disciplined fundamental valuation method. Our strategy has no traditional biases toward growth- or value-style stocks. Either of those styles can fall out of favor for long periods of time. Instead, we determine a company's fundamental worth based on its returns from capital investments. We buy stocks that the market has priced below their fundamental worth, with confidence that they will appreciate to reflect what we believe to be their true value.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals	       14.9%

Insurance	            8.7%

Oil & gas	            8.0%

Banking	                7.0%

Retail 	                6.6%

Footnote reads:
*Based on net assets as of 2/28/01. Holdings will vary over time.

This approach is always geared toward controlling risk and during the period it helped us to reduce our exposure to overvalued stocks. An example was Nortel Networks of Canada, a leading supplier of telecommunications equipment. We sold a sizable portion of the fund's position last summer prior to a steep decline in its price because we recognized that Nortel's valuation was based on anticipation of an extremely high level of sales growth. When we considered the possibility of more modest growth, we found that the stock had considerable downside risk, so we substantially reduced the fund's position. Although this holding and other holdings mentioned in this report were viewed favorably by management at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's strategy.

* PHARMACEUTICALS AND FINANCIALS EMERGED AS LEADERS

Because of our ongoing focus on risk management, the fund's sector composition shifted during the period. We added primarily to pharmaceutical and financial stocks, choosing those that showed improving returns on capital. We also added oil and consumer goods stocks. We reduced exposure to technology stocks in the United States and Japan and to telecommunication companies in Europe. The technology sector was burdened by high inventories, while telecommunication companies have incurred heavy debts to build new infrastructure for wireless services.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Tyco International, Ltd.
Conglomerates

Pharmacia Corp.
Pharmaceuticals

Total Fina Elf S.A. Class B (France)
Oil & gas

Pfizer, Inc.
Pharmaceuticals

SBC Communications, Inc.
Telecommunications

Shell Transportation & Trading
(United Kingdom)
Oil & gas

Internationale Nederlanden Groep
(ING) (Netherlands)
Insurance

American Home Products Corp.
Pharmaceuticals

Merck & Co., Inc.
Pharmaceuticals

Bank of New York Company, Inc.
Banking

Footnote reads:
These holdings represent 24.3% of the fund's net assets as of 2/28/01. Portfolio holdings will vary over time.

In the pharmaceuticals sector, research breakthroughs have yielded an improving portfolio of drug products for many companies. For much of the period Pharmacia was one of the fund's top holdings. Aventis also performed well. The result of a merger between well-established German and French companies, it has successfully focused on profitable patented drugs and is disposing of less profitable chemical products such as industrial gases. In the consumer staples sector, Kimberly-Clark was one of the fund's top-performing holdings.

In the financial sector, we added stocks of property and casualty insurers. Consolidation and new cost controls have increased returns on capital in the industry. The fund's top holdings in this area included Internationale Nederlanden Groep (ING) in the Netherlands and Allianz in Germany. As we added insurance stocks, we sold large investment banks with venture capital operations and exposure to capital markets. We instead favored smaller regional banks such as Banca Intesa in Italy, which performed well during the period.

* JAPAN LANGUISHED AS EUROPE MOVED AHEAD

We started cutting the fund's exposure to Japan at the beginning of the fiscal year, March 1, and continued trimming throughout the year. By the end of the period, your fund's Japanese exposure was approximately 6%. Given the size of the Japanese market relative to other global markets, this is very small indeed. However, this positioning reflects our deeply pessimistic view of Japan's sluggish economy, faltering banking system, and weak leadership from Prime Minister Mori. Japanese banks are burdened by huge amounts of unprofitable loans, as they have been for the past 10 years. Mori's Liberal Democratic Party has been reluctant to undertake reform during Japan's long slump, and recent inaction has dropped public approval of the Mori government below 20%. With banks approaching the end of their fiscal year on March 31, more bankruptcies are possible. Japan has the resources to reform its banking system as the United States did with the Resolution Trust Authority in 1989, but credible political leadership is necessary to achieve such a reform.

"In the corporate world, foreign companies watched for years as their American counterparts enjoyed greater prosperity and created more jobs than they did. Now companies everywhere are imitating American management -- cutting costs, increasing productivity and putting profits first. And because of mergers, many more companies, in the United States and abroad, have a global reach."

-- The New York Times, February 4, 2001

The situation in Europe has been much better. The timing of Europe's business cycle differs from those of the United States and Japan. European economic growth surpassed U.S. rates in the past several months. Its fundamental situation also remains attractive because it is less burdened than the U.S. market by high inventories of computer and networking equipment.

Within Europe we own several attractive French stocks. In spite of occasional anti-business rhetoric, the government of Prime Minister Lionel Jospin has stimulated both employment and productivity by quietly reducing bureaucratic red tape. Still, our position in France reflects not a top-down decision but the fundamental attractiveness of a variety of companies. One such holding is Total Fina Elf, an energy company that has successfully reduced production costs in recent years to improve its long-term projected returns on capital. Your fund also owns Television Franaise, one of the best-managed media franchises in Europe.

* AFTER NEAR-TERM VOLATILITY, IMPROVEMENT ON THE HORIZON

Global markets at this time lack a firm consensus on several important issues, such as the extent of the U.S. slowdown, the possibility of outright recession, a restructuring of Japan's troubled banks, and the inventory correction in the global technology sector. Global equity performance in recent months indicates that many investors are becoming increasingly pessimistic. We do not share the same degree of pessimism, but we believe economic uncertainty and earnings disappointments may cause volatility to persist in coming months.

Amid these volatile conditions, however, we anticipate that our discipline will yield opportunities to purchase stocks of solid companies at unreasonably low valuations. Because stock prices have fallen significantly in many markets and sectors, we are already finding a number of valuation disparities. A rebound may not be just around the corner, but many attractive investments are becoming available. We will continue to emphasize careful research, selection, and risk controls.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in foreign countries and in the United States.

TOTAL RETURN FOR PERIODS ENDED 2/28/01

                     Class A         Class B         Class C         Class M
(inception dates)   (7/1/94)        (7/1/94)        (2/1/99)        (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -22.20% -26.68% -22.76% -26.01% -22.68% -23.33% -22.61% -25.31%
------------------------------------------------------------------------------
5 years         114.34  102.05  107.42  105.42  107.66  107.66  110.12  102.76
Annual average   16.47   15.10   15.71   15.49   15.74   15.74   16.01   15.18
------------------------------------------------------------------------------
Life of fund    191.44  174.64  179.93  179.93  179.64  179.64  184.56  174.57
Annual average   17.42   16.38   16.71   16.71   16.70   16.70   17.00   16.38
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/01

               Standard & Poor's     MSCI EAFE   MSCI All-Country     Consumer
                  500 Index            Index        World Index     price index
-------------------------------------------------------------------------------
1 year              -8.20%           -17.39%          -14.94%         3.59%
-------------------------------------------------------------------------------
5 years            109.18             29.66            58.68         13.60
Annual average      15.91              5.33             9.68          2.58
-------------------------------------------------------------------------------
Life of fund       214.98             43.93            96.26         19.05
Annual average      18.78              5.61            10.64          2.65
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/1/94

                                                              MSCI EAFE
              Fund's class A      S&P 500      MSCI EAFE     All-Country        Consumer price
Date          shares at POP        Index         Index       World Index            index
7/1/94			   9,425		   10,000		 10,000			10,000		        10,000
2/28/95		       9,812	       11,179		  9,500	 		10,074				10,203
2/29/96			  12,813		   15,058	     11,101			12,368				10,480
2/28/97			  14,980		   18,997      	 11,460			14,074				10,797
2/28/98			  19,136		   25,647		 13,234			17,100				10,953
2/28/99			  21,638		   30,709	  	 13,889			18,961				11,135
2/29/00			  35,299		   34,311	   	 17,423			23,072				11,493
2/28/01			 $27,464	      $31,498	    $14,393		   $19,626			   $11,905

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $27,993 and $27,964, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $28,456 ($27,457 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 2/28/01

                          Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)       1             1             1             1
------------------------------------------------------------------------------
Income                    $0.024      $    --       $    --         $0.001
------------------------------------------------------------------------------
Capital gains
  Long-term                0.987        0.987         0.987          0.987
------------------------------------------------------------------------------
  Short-term               1.390        1.390         1.390          1.390
------------------------------------------------------------------------------
Return of capital 1        0.108        0.044         0.045          0.048
------------------------------------------------------------------------------
  Total                   $2.509       $2.421        $2.422         $2.426
------------------------------------------------------------------------------
Share value:            NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
2/29/00               $19.32  $20.50   $18.92        $19.20     $19.07  $19.76
------------------------------------------------------------------------------
2/28/01                12.64   13.41    12.31         12.54      12.45   12.90
------------------------------------------------------------------------------
1 See page 32.

TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (7/1/94)        (7/1/94)        (2/1/99)        (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -28.54% -32.65% -29.07% -32.06% -28.99% -29.59% -28.87% -31.35%
------------------------------------------------------------------------------
5 years          95.30   84.07   88.95   86.95   89.21   89.21   91.41   84.71
Annual average   14.32   12.98   13.57   13.33   13.60   13.60   13.87   13.06
------------------------------------------------------------------------------
Life of fund    172.53  156.82  161.51  161.51  161.36  161.36  166.05  156.71
Annual average   16.01   15.00   15.31   15.31   15.30   15.30   15.60   14.99
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks whose performance assumes reinvestment of all distributions. It is frequently used as a general measure of stock market performance.

Europe, Australasia, and Far East (EAFE)* component of Morgan Stanley Capital International (MSCI) World Index is an unmanaged list of approximately 1,045 equity securities originating in 18 countries listed on the stock exchanges of Europe, Australia, and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. Because the fund is a managed portfolio investing in a wide variety of foreign securities, the securities it owns will not match those in the index.

Morgan Stanley Capital International (MSCI) All-Country World Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Global Equity Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund, including the fund's portfolio, as of February 28, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 29, 2000 and financial highlights for each of the years or periods in the four-year period ended February 29, 2000 were audited by other auditors whose report dated April 10, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of February 28, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                 KPMG  LLP
Boston, Massachusetts
April 3, 2001



THE FUND'S PORTFOLIO
February 28, 2001

COMMON STOCKS (97.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
             79,518 Havas Advertising ADR (France) (NON)                                              $   1,093,373
          1,293,911 Havas Advertising SA (France)                                                        18,082,251
            697,010 WPP Group PLC (United Kingdom)                                                        8,161,318
                                                                                                      -------------
                                                                                                         27,336,942

Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,452,200 British Aerospace PLC (United Kingdom)                                               10,396,053

Automotive (1.5%)
-------------------------------------------------------------------------------------------------------------------
            104,000 Bayerische Motoren Werke (BMW) AG (Germany)                                           3,623,907
            966,000 Nissan Motor Co., Ltd. (Japan) (NON)                                                  6,228,006
            239,300 Toyota Motor Corp. (Japan)                                                            8,326,318
                                                                                                      -------------
                                                                                                         18,178,231

Banking (7.0%)
-------------------------------------------------------------------------------------------------------------------
          2,721,000 Banca Intesa SpA (Italy)                                                             11,407,695
            502,200 Bank of New York Company, Inc.                                                       26,003,916
            323,190 Svenska Handelsbanken (Sweden)                                                        5,423,754
            354,300 Toronto-Dominion Bank (Canada)                                                        9,494,147
            814,421 U.S. Bancorp                                                                         18,894,567
            217,500 Wells Fargo Co.                                                                      10,796,700
                                                                                                      -------------
                                                                                                         82,020,779

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
            169,300 Coca-Cola Enterprises, Inc.                                                           3,843,110

Broadcasting (2.0%)
-------------------------------------------------------------------------------------------------------------------
            474,847 Carlton Communications PLC (United Kingdom)                                           3,540,051
             61,000 Clear Channel Communications, Inc. (NON)                                              3,486,150
             10,160 Nippon Television Network Corp. (Japan)                                               3,340,167
            344,080 ProSieben SAT.1 Media AG (Germany)                                                    9,174,067
             83,860 Television Francaise I (TF1) (France)                                                 3,621,429
                                                                                                      -------------
                                                                                                         23,161,864

Capital Goods (0.5%)
-------------------------------------------------------------------------------------------------------------------
             86,600 Eaton Corp.                                                                           6,161,590

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             68,687 Akzo-Nobel NV (Netherlands)                                                           3,328,049

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            394,000 ADC Telecommunications, Inc. (NON)                                                    4,383,250
            147,200 Cisco Systems, Inc. (NON)                                                             3,486,800
            130,032 Nokia OYJ Class A (Finland)                                                           2,940,965
            125,900 Nortel Networks Corp. (Canada)                                                        2,327,891
                                                                                                      -------------
                                                                                                         13,138,906

Computers (2.6%)
-------------------------------------------------------------------------------------------------------------------
            798,800 Compaq Computer Corp.                                                                16,135,760
            673,250 Dell Computer Corp. (NON)                                                            14,727,344
                                                                                                      -------------
                                                                                                         30,863,104

Conglomerates (5.2%)
-------------------------------------------------------------------------------------------------------------------
            419,300 General Electric Co.                                                                 19,497,450
            183,300 Honeywell International, Inc.                                                         8,561,943
            610,300 Tyco International, Ltd.                                                             33,352,895
                                                                                                      -------------
                                                                                                         61,412,288

Construction (0.4%)
-------------------------------------------------------------------------------------------------------------------
             46,400 Lafarge Coppee (France)                                                               4,521,977

Consumer Finance (1.1%)
-------------------------------------------------------------------------------------------------------------------
             28,800 Acom Co., Ltd. (Japan)                                                                2,156,439
            204,500 Providian Financial Corp.                                                            10,227,045
                                                                                                      -------------
                                                                                                         12,383,484

Consumer Goods (2.5%)
-------------------------------------------------------------------------------------------------------------------
            361,400 Kimberly-Clark Corp.                                                                 25,840,100
             83,700 Uni-Charm Corp. (Japan)                                                               3,568,992
                                                                                                      -------------
                                                                                                         29,409,092

Electric Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
             58,200 Entergy Corp.                                                                         2,259,906
            254,000 Korea Electric Power Corp. ADR (South Korea)                                          2,768,600
                                                                                                      -------------
                                                                                                          5,028,506

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,662,900 Invensys PLC (United Kingdom)                                                         3,722,743

Electronics (2.1%)
-------------------------------------------------------------------------------------------------------------------
            222,700 Altera Corp. (NON)                                                                    5,149,938
            306,300 Intel Corp.                                                                           8,748,694
             82,900 PMC - Sierra, Inc. (NON)                                                              2,777,150
              7,100 Rohm Co., Ltd. (Japan)                                                                1,150,435
              9,400 Samsung Electronics Co. 144A GDR (South Korea)                                          752,000
              7,760 Samsung Electronics Co. (South Korea)                                                 1,157,747
            782,000 Taiwan Semiconductor Manufacturing Co. (Taiwan) (NON)                                 2,176,050
             71,000 Xilinx, Inc. (NON)                                                                    2,760,125
                                                                                                      -------------
                                                                                                         24,672,139

Entertainment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            254,792 Viacom, Inc. Class B (NON)                                                           12,663,162

Financial (4.9%)
-------------------------------------------------------------------------------------------------------------------
            395,838 Citigroup, Inc.                                                                      19,467,313
             38,000 Dexia (Belgium)                                                                       6,313,152
            132,800 Fannie Mae                                                                           10,584,160
            324,700 Federal Home Loan Mortgage Corp.                                                     21,381,495
                                                                                                      -------------
                                                                                                         57,746,120

Food (3.8%)
-------------------------------------------------------------------------------------------------------------------
          1,946,030 Compass Group PLC (United Kingdom) (NON)                                             15,490,087
            281,600 Heinz (H.J.) Co.                                                                     11,990,528
              8,033 Nestle S.A. (Switzerland)                                                            17,582,982
                                                                                                      -------------
                                                                                                         45,063,597

Health Care Services (2.0%)
-------------------------------------------------------------------------------------------------------------------
            123,700 CIGNA Corp.                                                                          13,566,179
            467,100 Sun Life Financial Services of Canada, Inc. (Canada)                                 10,453,591
                                                                                                      -------------
                                                                                                         24,019,770

Insurance (8.7%)
-------------------------------------------------------------------------------------------------------------------
             72,761 Allianz Versicherungs AG (Germany)                                                   24,049,279
            246,300 American General Corp.                                                               18,777,912
            128,800 American International Group, Inc.                                                   10,535,840
            392,316 Internationale Nederlanden Groep (ING) (Netherlands)                                 27,070,185
             20,500 Muenchener Rueckversicherungs AG (Germany)                                            6,638,160
            534,350 Royal & Sun Alliance Insurance Group PLC (United Kingdom)                             4,045,297
             94,100 The Chubb Corp.                                                                       6,751,671
             10,000 Zurich Financial Services AG (Switzerland)                                            4,777,831
                                                                                                      -------------
                                                                                                        102,646,175

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------------------------------------------
            407,500 J.P. Morgan Chase & Co.                                                              19,013,950
            115,000 Morgan Stanley, Dean Witter & Co.                                                     7,489,950
            594,000 Nikko Securities Co., Ltd. (Japan)                                                    4,305,816
                                                                                                      -------------
                                                                                                         30,809,716

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
             48,300 Alstom (France)                                                                       1,332,211

Oil & Gas (8.0%)
-------------------------------------------------------------------------------------------------------------------
            323,300 BP Amoco PLC ADR (United Kingdom)                                                    16,035,680
          1,645,300 Ente Nazionale Idrocarburi (ENI) SpA (Italy)                                         10,679,583
            149,700 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                       8,732,001
          3,366,025 Shell Transportation & Trading (United Kingdom)                                      27,909,396
            215,584 Total Fina Elf S.A. Class B (France)                                                 30,424,917
                                                                                                      -------------
                                                                                                         93,781,577

Pharmaceuticals (14.9%)
-------------------------------------------------------------------------------------------------------------------
            427,300 American Home Products Corp.                                                         26,394,321
            396,700 Astra Zeneca Group PLC (United Kingdom)                                              18,013,584
            210,799 Aventis SA (France)                                                                  17,016,395
            325,200 Merck & Co., Inc.                                                                    26,081,040
            659,825 Pfizer, Inc.                                                                         29,692,125
            591,171 Pharmacia Corp.                                                                      30,563,541
            519,000 Sankyo Co. Ltd. (Japan)                                                              10,821,721
            221,040 Sanofi-Synthelabo SA (France)                                                        11,990,226
            133,000 Schering-Plough Corp.                                                                 5,353,250
                                                                                                      -------------
                                                                                                        175,926,203

Regional Bells (2.5%)
-------------------------------------------------------------------------------------------------------------------
            608,100 SBC Communications, Inc.                                                             29,006,370

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,946,030 Granada PLC (United Kingdom)                                                          5,415,918

Retail (6.6%)
-------------------------------------------------------------------------------------------------------------------
             38,400 Fast Retailing Co., Ltd. (Japan)                                                      6,186,048
            102,638 Gucci Group NV (Netherlands)                                                          9,018,801
            506,600 Limited, Inc. (The)                                                                   8,941,490
            332,800 Lowe's Cos., Inc.                                                                    18,596,864
            305,671 Metro AG (Germany)                                                                   14,684,022
            305,050 RadioShack Corp.                                                                     13,056,140
          2,025,203 Tesco PLC (United Kingdom)                                                            7,665,900
                                                                                                      -------------
                                                                                                         78,149,265

Software (2.6%)
-------------------------------------------------------------------------------------------------------------------
            171,000 Amdocs Ltd. (NON)                                                                    11,116,710
            135,500 I2 Technologies, Inc. (NON)                                                           3,641,563
            183,900 Microsoft Corp. (NON)                                                                10,850,100
            113,500 Siebel Systems, Inc. (NON)                                                            4,341,375
                                                                                                      -------------
                                                                                                         29,949,748

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            392,700 KPMG Consulting, Inc. (NON)                                                           9,056,644

Telecommunications (3.4%)
-------------------------------------------------------------------------------------------------------------------
             58,700 France Telecom S.A. (France)                                                          3,491,780
              1,289 Nippon Telegraph and Telephone Corp. (Japan)                                          8,442,367
                647 NTT DoCoMo, Inc. (Japan)                                                             11,200,836
            239,400 SK Telecom Co., Ltd. ADR (South Korea)                                                4,665,906
            633,000 Telecom Italia SpA (Italy)                                                            6,588,016
            874,100 Telecom Italia SpA - RNC (Italy)                                                      4,878,141
                                                                                                      -------------
                                                                                                         39,267,046

Tobacco (3.8%)
-------------------------------------------------------------------------------------------------------------------
            956,330 Altadis SA (Spain)                                                                   13,628,372
              2,997 Cie Finance Richemont AG (Switzerland)                                                7,374,367
            498,200 Philip Morris Cos., Inc.                                                             24,003,276
                                                                                                      -------------
                                                                                                         45,006,015

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
            323,700 Waste Management, Inc.                                                                8,212,269
                                                                                                     --------------
                    Total Common Stocks (cost $1,117,860,857)                                        $1,147,630,663

UNITS (0.8%) (a) (cost $13,275,468)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             27,280 Nippon Television Network Corp. Structured Call Warrants
                    expiration 8/6/01, zero % (issued by Lehman Brothers
                    Finance S.A.) (Japan)                                                            $    8,973,701

SHORT-TERM INVESTMENTS (1.9%) (a) (cost $22,403,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $22,403,000 Interest in $900,000,000 joint repurchase agreement dated
                    February 28, 2001 with S.B.C. Warburg, Inc. due
                    March 1, 2001 with respect to various U.S. Government
                    obligations -- maturity value of $22,406,398 for an effective
                    yield of 5.46%                                                                   $   22,403,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,153,539,325) (b)                                      $1,179,007,364
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,177,481,868.

  (b) The aggregate identified cost on a tax basis is $1,167,880,721, resulting in gross unrealized appreciation and depreciation of $94,158,379 and $83,031,736, respectively, or net unrealized appreciation of $11,126,643.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts and Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

	  DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at February 28, 2001:
      (as percentage of Market Value)

		Canada               1.9%
		France               7.8
		Germany              4.9
		Italy                2.8
		Japan                6.3
		Netherlands          4.1
		Spain                1.2
		Switzerland          2.5
		United Kingdom      10.2
		United States       56.0
		Other                2.3
			               -----
		Total              100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,153,539,325) (Note 1)                                    $1,179,007,364
-------------------------------------------------------------------------------------------
Cash                                                                              2,531,115
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,159,676)                                                1,157,657
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 1,777,892
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,362,863
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   17,917,738
-------------------------------------------------------------------------------------------
Total assets                                                                  1,203,754,629

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               150,052
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 21,282,512
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,915,278
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        784,497
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          204,156
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        27,161
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,241
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              743,254
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              158,610
-------------------------------------------------------------------------------------------
Total liabilities                                                                26,272,761
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,177,481,868

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,221,705,777
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,566,923)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (67,086,908)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                25,429,922
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,177,481,868

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($620,053,372 divided by 49,064,743 shares)                                          $12.64
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.64)*                              $13.41
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($469,505,182 divided by 38,145,578 shares)**                                        $12.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($40,530,246 divided by 3,231,987 shares)**                                          $12.54
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($47,393,068 divided by 3,805,713 shares)                                            $12.45
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.45)*                              $12.90
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended February 28, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,023,567)                                 $   27,742,380
-------------------------------------------------------------------------------------------
Interest                                                                            968,616
-------------------------------------------------------------------------------------------
Total investment income                                                          28,710,996

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,926,619
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,208,063
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    32,834
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,320
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,923,153
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,222,364
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               378,314
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               419,891
-------------------------------------------------------------------------------------------
Other                                                                               783,975
-------------------------------------------------------------------------------------------
Total expenses                                                                   20,912,533
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,247,919)
-------------------------------------------------------------------------------------------
Net expenses                                                                     19,664,614
-------------------------------------------------------------------------------------------
Net investment income                                                             9,046,382
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 33,851,813
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (2,634,934)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities
in foreign currencies during the year                                               (20,457)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (382,333,409)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (351,136,987)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(342,090,605)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year ended       Year ended
                                                                      February 28      February 29
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                       $    9,046,382  $    (4,876,785)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                          31,216,879      206,823,139
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                     (382,353,866)     296,532,744
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (342,090,605)     498,479,098
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (968,240)              --
--------------------------------------------------------------------------------------------------
   Class B                                                                     --               --
--------------------------------------------------------------------------------------------------
   Class C                                                                   (687)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (4,452)              --
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (7,131,495)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (5,510,486)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --         (199,314)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (545,209)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (67,458,057)     (62,683,472)
--------------------------------------------------------------------------------------------------
   Class B                                                            (57,237,180)     (75,005,590)
--------------------------------------------------------------------------------------------------
   Class C                                                             (4,212,227)      (1,906,687)
--------------------------------------------------------------------------------------------------
   Class M                                                             (5,458,824)      (6,154,919)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                            (28,388,261)              --
--------------------------------------------------------------------------------------------------
   Class B                                                            (24,087,027)              --
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,772,624)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (2,297,228)              --
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                             (4,354,545)              --
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,505,558)              --
--------------------------------------------------------------------------------------------------
   Class C                                                               (112,629)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (155,451)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     299,881,148      368,846,631
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (240,222,447)     708,188,557

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,417,704,315      709,515,758
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $2,566,923
and $16,292,315, respectively)                                     $1,177,481,868   $1,417,704,315
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share                            Year ended   Year ended
operating performance                 Feb. 28      Feb. 29             Year ended February 28
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.32       $13.62       $13.18       $11.85       $11.02
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .16         (.02)         .02          .03          .06
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.33)        8.37         1.66         3.06         1.77
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.17)        8.35         1.68         3.09         1.83
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.02)          --           --         (.05)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.27)          --         (.05)        (.05)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.67)       (2.38)       (1.24)       (1.66)        (.83)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments            (.71)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.11)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.51)       (2.65)       (1.24)       (1.76)       (1.00)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.64       $19.32       $13.62       $13.18       $11.85
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.20)       63.14        13.08        27.74        16.92
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $620,053     $623,649     $302,556     $270,536     $199,305
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.17         1.20         1.26         1.37         1.43
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .93         (.14)         .17          .20          .48
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                199.32       209.44       241.46        97.77        82.07
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share                           Year ended   Year ended
operating performance                Feb. 28      Feb. 29             Year ended February 28
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.92       $13.40       $13.07       $11.77       $10.97
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .07         (.13)        (.07)        (.06)        (.01)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.26)        8.21         1.64         3.05         1.76
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.19)        8.08         1.57         2.99         1.75
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.01)        (.09)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.18)          --         (.02)        (.03)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.67)       (2.38)       (1.24)       (1.66)        (.83)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments            (.71)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.04)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.42)       (2.56)       (1.24)       (1.69)        (.95)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.31       $18.92       $13.40       $13.07       $11.77
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.76)       62.03        12.33        26.98        16.19
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $469,505     $709,891     $377,386     $333,642     $232,117
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.87         1.88         1.92         2.00         2.02
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .41         (.81)        (.49)        (.44)        (.12)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                199.32       209.44       241.46        97.77        82.07
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                            Year ended   Year ended  Feb. 1, 1999+
operating performance                 Feb. 28      Feb. 29     to Feb. 28
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.20       $13.63       $14.15
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (loss)(a)          .02         (.13)          --(d)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.26)        8.33         (.52)
---------------------------------------------------------------------------
Total from
investment operations                  (4.24)        8.20         (.52)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --(d)        --           --
---------------------------------------------------------------------------
In excess of net
investment income                         --         (.25)          --
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.67)       (2.38)          --
---------------------------------------------------------------------------
In excess of net
realized gain on investments            (.71)          --           --
---------------------------------------------------------------------------
Return of capital                       (.04)          --           --
---------------------------------------------------------------------------
Total distributions                    (2.42)       (2.63)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $12.54       $19.20       $13.63
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.68)       61.94        (3.68)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $40,530      $25,539         $190
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.87         1.88          .15*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .15        (1.04)        (.05)*
---------------------------------------------------------------------------
Portfolio turnover (%)                199.32       209.44       241.46
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Net investment income and/or distributions from net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share                          Year ended    Year ended
operating performance                Feb. 28      Feb. 29            Year ended February 28
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.07       $13.48       $13.11       $11.80       $11.01
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .09         (.09)        (.03)        (.03)         .01
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.28)        8.27         1.64         3.07         1.78
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.19)        8.18         1.61         3.04         1.79
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --(d)        --           --         (.03)        (.12)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.21)          --         (.04)        (.05)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.67)       (2.38)       (1.24)       (1.66)        (.83)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments            (.71)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.05)          --           --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.43)       (2.59)       (1.24)       (1.73)       (1.00)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.45       $19.07       $13.48       $13.11       $11.80
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (22.61)       62.48        12.61        27.36        16.51
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $47,393      $58,625      $29,384      $25,145      $14,791
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.62         1.63         1.67         1.75         1.77
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .56         (.56)        (.25)        (.22)         .05
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                199.32       209.44       241.46        97.77        82.07
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Net investment income and/or distributions from net investment income were less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
February 28, 2001

Note 1
Significant accounting policies

Putnam Global Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended February 28, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2001, the fund reclassified $5,652,389 to decrease distributions in excess of net investment income with an increase to accumulated net realized losses of $5,652,389. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. On December 7, 2000 the shareholders approved a proposal to increase fees payable to Putnam Management under the fund's management contract. Management fees will be paid thereafter at an annual rate of 0.80% of first $500 million of average net assets, 0.70% of next $500 million, 0.65% of next $500 million, 0.60% of next $5 billion, 0.575% of next $5 billion, 0.555% of next $5 billion, 0.54% of next $5 billion, 0.53% of next $5 billion, 0.52% of next $5 billion, 0.51% of next $5 billion, 0.50% of next $5 billion, 0.49% of next $5 billion, 0.48% of next $8.5 billion and 0.47% thereafter.

Prior to December 7, 2000, the fee was paid quarterly based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 28, 2001, the fund's expenses were reduced by $1,247,919 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,739 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.65%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A for shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Mutual Funds is dealer of record) and 0.25% of such average net asset value of shares acquired after that date (including shares acquired through reinvestment distributions).

For the year ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received net commissions of $394,109 and $29,656 from the sale of class A and class M shares, respectively, and received $480,844 and $27,139 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended February 28, 2001, Putnam Retail Management, Inc., acting as underwriter received $72,817 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended February 28, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,752,351,196 and $2,652,901,184, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At February 28, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,791,051       $ 478,017,088
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,203,942          95,525,469
---------------------------------------------------------------------------
                                            35,994,993         573,542,557

Shares
repurchased                                (19,207,908)       (311,263,186)
---------------------------------------------------------------------------
Net increase                                16,787,085       $ 262,279,371
---------------------------------------------------------------------------

                                              Year ended February 29, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,675,186       $ 210,179,037
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,751,173          66,317,672
---------------------------------------------------------------------------
                                            16,426,359         276,496,709

Shares
repurchased                                 (6,360,750)       (102,861,869)
---------------------------------------------------------------------------
Net increase                                10,065,609       $ 173,634,840
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,843,608       $ 167,663,544
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,025,026          77,904,482
---------------------------------------------------------------------------
                                            15,868,634         245,568,026

Shares
repurchased                                (15,239,466)       (249,451,574)
---------------------------------------------------------------------------
Net increase/
(decrease)                                     629,168       $  (3,883,548)
---------------------------------------------------------------------------

                                              Year ended February 29, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,489,703       $ 233,678,478
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,386,814          76,023,532
---------------------------------------------------------------------------
                                            18,876,517         309,702,010

Shares
repurchased                                 (9,514,225)       (151,240,623)
---------------------------------------------------------------------------
Net increase                                 9,362,292       $ 158,461,387
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,546,017        $ 41,949,383
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  426,742           5,620,704
---------------------------------------------------------------------------
                                             2,972,759          47,570,087

Shares
repurchased                                 (1,070,603)        (16,585,420)
---------------------------------------------------------------------------
Net increase                                 1,902,156        $ 30,984,667
---------------------------------------------------------------------------

                                              Year ended February 29, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,309,209         $21,775,089
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  110,915           1,951,003
---------------------------------------------------------------------------
                                             1,420,124          23,726,092

Shares
repurchased                                   (104,211)         (1,793,768)
---------------------------------------------------------------------------
Net increase                                 1,315,913         $21,932,324
---------------------------------------------------------------------------

                                              Year ended February 28, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,327,833        $ 22,501,104
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  589,386           7,709,288
---------------------------------------------------------------------------
                                             1,917,219          30,210,392

Shares
repurchased                                 (1,186,023)        (19,709,734)
---------------------------------------------------------------------------
Net increase                                   731,196        $ 10,500,658
---------------------------------------------------------------------------

                                              Year ended February 29, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    955,414         $15,199,431
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  376,318           6,570,256
---------------------------------------------------------------------------
                                             1,331,732          21,769,687

Shares
repurchased                                   (436,643)         (6,951,607)
---------------------------------------------------------------------------
Net increase                                   895,089         $14,818,080
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.

Note 6
Change in independent
accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended February 28, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


RESULTS OF DECEMBER 7, 2000 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on December 7,
2000. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                         Votes
			                           Votes for	    withheld

Jameson Adkins Baxter		          50,946,331	   1,015,738
Hans H. Estin	                      50,944,131       1,017,938
J. A. Hill	                    	  50,985,477	     976,591
Ronald J. Jackson		              50,971,283	     990,785
Paul L. Joskow		 	 	 	      50,978,939      	 983,129
Elizabeth T. Kennan		              50,914,139	   1,047,929
Lawrence J. Lasser		              50,961,244	   1,000,824
John H. Mullin III		              50,995,040	     967,028
R. E. Patterson		                  50,990,678	     971,391
George Putnam, III		              50,947,127	   1,014,942
A.J.C. Smith		                  50,959,685	   1,002,384
W. Thomas Stephens		              50,983,165	     978,904
W. Nicholas Thorndike		          50,953,032	   1,009,036

A proposal to approve a new management contract between your fund and Putnam Investment Management, LLC was appended as follows: 38,959,392 votes for, and 3,993,385 votes against, with 9,009,292 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to borrowing was approved as follows:
39,570,469 votes for, and 3,153,420 votes against, with 9,238,180 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:
39,448,554 votes for, and 3,257,533 votes against, with 9,255,982 abstentions and broker non-votes.

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was appended as follows: 50,029,022 votes for, and 544,563 votes against, with 1,388,483 abstentions.

Earlier this year, the Trustees of the fund approved the selection of KPMG LLP as auditors for the fund for it's current fiscal year. This reflected a transfer of responsibilities from PricewaterhouseCoopers LLP, which had previously served as auditors for the fund, to KPMG LLP. This change was not reflected in the proxy statement sent to shareholders which incorrectly describes PricewaterhouseCoopers LLP as having been appointed as auditors. Subsequently, the Trustees ratified the selection of KPMG LLP as the independent auditors for the current fiscal year.

All tabulations are rounded to nearest whole number.

------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $52,949,386 as capital gain, for its taxable year ended February 28, 2001.

For the year ended February 28, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 14.55% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Michael K. Arends
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

Shigeki Makino
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN003-70433  522/525/2AF  4/01